SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus of

Scudder Dividend & Growth Fund
Class AARP and Class S shares

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On February 4, 2002, the Board of Scudder Dividend & Growth Fund (the "Fund")
approved the cessation of operations of the Fund effective on or about May 17, 2002 (the "Closing Date"). Accordingly, the Board of the Fund has voted to liquidate and terminate the Fund on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.

In conjunction with approving the cessation of operations of the Fund, the Board of the Fund further approved closing the Fund to new accounts effective as of the close of business on February 5, 2002. The following may continue to make additional purchases in the Fund through the Closing Date:

1. Existing shareholders of the Fund as of February 5, 2002;

2. Investment advisors that invest through existing accounts held at a financial intermediary; and

3. Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that already offer the Fund as an investment option.

February 5, 2002

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                                                                     SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Prospectus of each of the listed funds:

Scudder Dividend & Growth Fund
Scudder Focus Growth Fund
Scudder Research Fund

Advisor Classes A, B and C

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On February 4, 2002, the Board of each Fund approved the cessation of operations of each Fund effective on or about May 17, 2002 (the "Closing Date"). Accordingly, the Board of each Fund has voted to liquidate and terminate each Fund on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.

In conjunction with approving the cessation of operations of each Fund, the Board of each Fund further approved closing each Fund to new investments effective as of the close of business on February 5, 2002.

Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that already offer the Fund as an investment option may continue to make purchases in existing accounts of a Fund through the Closing Date.


February 5, 2002